UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2023

Hartford Funds Exchange-Traded Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23222	86-3860707
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

690 Lee Road

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 386-4068

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Hartford Short Duration ETF	HSRT	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Effective on or about February 12, 2024, the name, investment objective, principal investment strategy, portfolio management team, performance benchmark and management fee rate of Hartford Short Duration ETF (the “Fund”) will change. Specifically: (i) the Fund’s name will change to Hartford AAA CLO ETF; (ii) the Fund’s investment objective will be to seek to provide capital preservation and current income; (iii) the Fund’s principal investment strategy will be to invest primarily (at least 80% of its net assets under normal circumstances) in collateralized loan obligations (“CLOs”) that, at the time of purchase, are rated AAA by one or more nationally recognized statistical rating organizations, or if unrated, determined to be of comparable credit quality by the sub-adviser, Wellington Management Company LLP; (iv) the Fund’s benchmark will be the JP Morgan CLOIE AAA Index; (v) the Fund’s portfolio managers will be Alyssa A. Irving and Cory D. Perry, CFA; and (vi) the Fund’s management fee rate will be 0.24% of the Fund’s average daily net assets. As a result of the changes to the Fund’s principal investment strategy, the Fund will be subject to the principal risks associated with CLO investments – including Collateralized Loan Obligations Risk, CLO Manager Risk, Extended Settlement Risk and Sector Risk – and will not be subject to “High Yield Investments Risk,” “Derivatives Risk,” “Leverage Risk,” “Futures and Options Risk,” Swaps Risk,” and “Foreign Investments Risk” among its principal risks.

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Fund will be able to successfully implement the new objective and strategy discussed above. As a result of these factors, the Fund’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, Hartford Funds Exchange-Traded Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Funds Exchange-Traded Trust

Date: December 6, 2023	By:	/s/ Alice A. Pellegrino
	Name:	Alice A. Pellegrino
	Title:	Vice President and Assistant Secretary